Equitable Life Financial Insurance Company

Equitable Life Financial Insurance Company of America

Supplement dated October 31, 2023 to the current prospectuses for EQUI-VEST® (Series 900) and EQUI-VEST® (Series 901)

A group flexible premium deferred variable annuity contract

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable annuity contracts and in any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “prospectus”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

For policies issued on or after November 10, 2023, the following changes are made to the prospectus:

1.	The Personal Income Benefit (“PIB”), which is a living benefit, is no longer available to new purchasers, accordingly all provisions related to the PIB are not applicable.

EV 900/901/NB	Cat#800093(11/23)
#536008